Filed Pursuant to Rule 497(e)
Registration No. 333-270997; 811-23859
Miller Income Fund

Class A	LMCJX
Class C	LCMNX
Class FI	LMCKX
Class I	LMCLX
Class IS	LMCMX
(the “Fund”)

A series of Advisor Managed Portfolios (the “Trust”)

Supplement dated February 10, 2026 to the Statutory Prospectus and Statement of Additional Information (“SAI”) dated January 31, 2026

Conversion of Retail Class FI into Class A
Based on a recommendation of Miller Value Partners (the “Advisor”), the Board of Trustees of Advisor Managed Portfolios (the “Board”) approved converting the Class FI shares into Class A shares and then closing the Class FI shares of the Fund.

After the close of business on February 27, 2026, the Fund will convert Class FI shares into Class A shares. Prior to the conversion, shareholders of Class FI shares may redeem their investments as described in the Fund’s Prospectus.

If shares are not redeemed prior to the conversion, each shareholder owning Class FI shares of the Fund will own Class A shares of the Fund equal to the aggregate value of the shareholder’s Class FI shares.

The conversion will not be considered a taxable event for federal income tax purposes. Please see the Prospectus for more information about the fees and expenses associated with Class A shares.

Please retain this supplement with your Statutory Prospectus and SAI for future reference.